UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                 ___________________________________

                              FORM 8-K

            Current Report Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):

                             March 6, 2009


               	      HARRIS & HARRIS GROUP, INC.
       (Exact Name of Registrant as Specified in its Charter)



	New York	     0-11576	                   13-3119827
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(State or Other     (Commission File Number)          (I.R.S. Employer
Jurisdiction 	       				     Identification No.)
of Incorporation)


                          111 West 57th Street
	               New York, New York  10019
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           (Address of Principal Executive Offices and Zip Code)


   Registrant's telephone number, including area code: (212) 582-0900
						       ---------------

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Item 8.01.  Other Events.

      On March 6, 2009, Harris & Harris Group, Inc., issued a press release, which is attached as Exhibit 99.1 to this Form 8-K.


Forward-Looking Statements

      The press release may contain statements of a forward-looking nature relating to future events. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. These statements reflect the Company's current beliefs, and a number of important factors could cause actual results to differ materially from those expressed in the press release. Please see the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007, the Company's report on Form 10-Q for the quarter ended September 30, 2008, and subsequent filings, filed with the Securities and Exchange Commission, for a more detailed discussion of the risks and uncertainties associated with the Company's business, including but not limited to the risks and uncertainties associated with venture capital investing and other significant factors that could affect the Company's actual results. Except as otherwise required by Federal securities laws, Harris & Harris Group, Inc., undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.


Item 9.01.  Financial Statements and Exhibits.

   	(a)  Not applicable.

	(b)  Not applicable.

	(c)  Not applicable.

	(d)  Exhibits.



	Exhibit No.			Description
	-----------			-----------
	99.1				Press Release dated March 6, 2009




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                             SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	March 6, 2009			HARRIS & HARRIS GROUP, INC.



     					By: /s/ Daniel B. Wolfe
					    ----------------------------
				     	    Daniel B. Wolfe
					    President and
					    Chief Financial Officer


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                          EXHIBIT INDEX



	Exhibit No.			Description
	-----------			-----------
	99.1				Press Release dated March 6, 2009





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